SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio
Cash Management Fund
Cash Reserve Fund, Inc.
Prime Series
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
Deutsche Alternative Asset Allocation Fund
Deutsche California Tax-Free Income Fund
Deutsche Capital Growth Fund
Deutsche Communications Fund
Deutsche Core Equity Fund
Deutsche Core Fixed Income Fund
Deutsche Core Plus Income Fund
Deutsche CROCI® Equity Dividend Fund
Deutsche CROCI® International Fund
Deutsche CROCI® Sector Opportunities Fund
Deutsche CROCI® U.S. Fund
Deutsche Diversified Market Neutral Fund
Deutsche EAFE® Equity Index Fund
Deutsche Emerging Markets Equity Fund
Deutsche Emerging Markets Frontier Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche Equity 500 Index Fund
Deutsche European Equity Fund
Deutsche Floating Rate Fund
Deutsche Global Equity Fund
Deutsche Global Growth Fund
Deutsche Global High Income Fund
Deutsche Global Income Builder Fund
Deutsche Global Inflation Fund
Deutsche Global Infrastructure Fund

Deutsche Global Real Estate Securities Fund
Deutsche Global Small Cap Fund
Deutsche GNMA Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche High Income Fund
Deutsche Intermediate Tax/AMT Free Fund
Deutsche International Value Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Large Cap Value Fund
Deutsche Latin America Equity Fund
Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund
Deutsche LifeCompass 2040 Fund
Deutsche LifeCompass Retirement Fund
Deutsche Managed Municipal Bond Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche Mid Cap Growth Fund
Deutsche Mid Cap Value Fund
Deutsche MLP & Energy Infrastructure Fund
Deutsche Money Market Prime Series
Deutsche Money Market Series
Deutsche New York Tax-Free Income Fund
Deutsche Real Estate Securities Fund
Deutsche Real Estate Securities Income Fund
Deutsche S&P 500 Index Fund
Deutsche Science and Technology Fund
Deutsche Select Alternative Allocation Fund
Deutsche Short Duration Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund
Deutsche Small Cap Value Fund
Deutsche Strategic Equity Long/Short Fund
Deutsche Strategic Government Securities Fund

Deutsche Strategic High Yield Tax-Free Fund
Deutsche U.S. Bond Index Fund
Deutsche Ultra-Short Duration Fund
Deutsche Unconstrained Income Fund
Deutsche Variable NAV Money Fund
Deutsche World Dividend Fund
Investors Cash Trust
Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment
Tax-Exempt California Money Market Fund

Deutsche Variable Series I:
Deutsche Bond VIP
Deutsche Capital Growth VIP
Deutsche Core Equity VIP
Deutsche Global Small Cap VIP
Deutsche International VIP

Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP
Deutsche Global Equity VIP
Deutsche Global Growth VIP
Deutsche Global Income Builder VIP
Deutsche Government & Agency Securities VIP
Deutsche High Income VIP
Deutsche Large Cap Value VIP
Deutsche Money Market VIP
Deutsche Small Mid Cap Growth VIP
Deutsche Small Mid Cap Value VIP
Deutsche Unconstrained Income VIP

Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP
Deutsche Small Cap Index VIP

The recent settlements involving Deutsche Bank AG and DB Group Services (UK) Ltd. (described below) (the “Settlements”) do not involve the Funds or Deutsche Investment Management Americas Inc., DeAWM Distributors, Inc. or their advisory or distribution affiliates (the “DB Service Providers”). The DB Service Providers have informed the Funds that, subject to the receipt of a permanent exemptive order (described below), the DB Service Providers believe the Settlements will not have any material impact on the Funds or on the ability of the DB Service Providers to perform services for the Funds.

Deutsche Investment Management Americas Inc. (the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the Funds.  The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG.

On April 23, 2015, Deutsche Bank AG announced that it had reached an agreement with the United States Department of Justice to resolve an investigation concerning claims that its indirect wholly owned subsidiary, DB Group Services (UK) Ltd., engaged in a scheme to defraud counterparties to interest rate derivatives trades executed on its behalf by manipulating benchmark interest rates to which the profitability of those trades was tied. Pursuant to its plea agreement (the “Plea Agreement”) with the Department of Justice, DB Group Services (UK) Ltd. entered a plea of guilty to one count of wire fraud in the U.S. District Court for the District of Connecticut (the “District Court”) in violation of federal law related to the conduct (the “Conduct”) described in the Plea Agreement and agreed (i) to work with Deutsche Bank AG in fulfilling the obligations described in the undertakings given by Deutsche Bank AG in connection with resolving investigations by certain other U.S. and non-U.S. regulatory agencies that have addressed the Conduct; (ii) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice in a manner consistent with applicable law and regulations; and (iii) to pay a fine of $150 million. The DB Service Providers and DB Group Services (UK) Ltd. expect that the District Court will enter a judgment against DB Group Services (UK) Ltd. that will require remedies that are materially the same as those set forth in the Plea Agreement.

The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Deutsche Bank AG or its affiliates, including the Advisor.

In addition, Deutsche Bank AG entered into a deferred prosecution agreement (the “Deferred Prosecution Agreement”) with the Department of Justice on April 23, 2015 relating to submissions of London Interbank Offered Rate for U.S. Dollar and certain other benchmark interest rates. In the Deferred Prosecution Agreement, Deutsche Bank AG has agreed, among other things, (i) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice until the conclusion of all investigations and prosecutions arising out of the conduct described in the Deferred Prosecution Agreement; (ii) to retain an independent compliance monitor for three years, subject to extension or, at the sole discretion of the Department of Justice, early termination, to be selected by the Department of Justice from among qualified candidates proposed by Deutsche Bank AG; (iii) to further strengthen its internal controls as recommended by the monitor as well as required by certain other U.S. and non-U.S. regulatory agencies that have addressed the misconduct described in the Deferred Prosecution Agreement; and (iv) to the payment of $625 million. Deutsche Bank AG has also agreed to settlement agreements with other U.S. and foreign regulators relating to these matters.

As a result of the Plea Agreement, absent an order from the Securities and Exchange Commission (the “SEC”), the Advisor and its affiliates would not be able to continue to provide investment advisory and underwriting services to the Deutsche Funds. The SEC has granted a temporary order to permit the Advisor or its affiliates to provide investment advisory and underwriting services to registered investment companies.  The Advisor and its affiliates have submitted an application for a permanent order; however, there is no assurance that the SEC will grant a permanent order.

Please Retain This Supplement for Future Reference

April 24, 2015
SAISTKR-202